Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets
Goodwill and Intangible Assets

6. Goodwill and Intangible Assets

Goodwill

The changes in the carrying value of goodwill by segment are as follows (in thousands):

	Portal
	Advertising	Weibo	Others	Total
Balance as of January 1, 2016	41,745	11,117	—	52,862
Impairment provided in 2016	(36,726)	—	—	(36,726)
Foreign exchange impact	(5,019)	(851)	—	(5,870)
Balance as of December 31, 2016	$—	$10,266	$—	$10,266
New acquisitions (Note 5)	—	2,318	64,735	67,053
Foreign exchange impact	—	836	3,241	4,077
Balance as of December 31, 2017	$—	$13,420	$67,976	$81,396
New acquisitions (Note 5)	—	27,152	652	27,804
Impairment provided in 2018	—	(10,554)	—	(10,554)
Foreign exchange impact	—	(672)	(3,734)	(4,406)
Balance as of December 31, 2018	$—	$29,346	$64,894	$94,240

The Company tests goodwill for impairment at the reporting unit level on an annual basis as of December 31 and between annual tests when an event occurs or circumstances change that could indicate that the asset might be impaired. The Company’s goodwill as of December 31, 2017 and 2018 was $81.4 million and $94.2 million respectively. No new acquisition incurred in 2016.

For the portal advertising segment, the Company witnessed a decrease trend in revenue in 2016, which was mainly caused by an increasingly competitive online advertising market landscape. This led to a shift of advertising budget of brand advertisers, the largest customer segment in terms of revenue contribution for portal advertising business, from portal to APPs. As of December 31, 2016, the Company performed a quantitative analysis for the reporting unit under portal advertising business, with the assistance of an independent third party valuer to determine the fair value of reporting units and the implied fair value of their goodwill. Based on the assessment, the Company provided a full impairment charges of $36.7 million for the goodwill arising from the acquisitions made under portal advertising segment as of December 31, 2016.

As to Weibo, no impairment provision was made in 2016 and 2017. In 2018, the Company also performed a quantitative analysis on its reporting units considering the fact of under expectation performance and decreased revenue. The Company estimated the fair value by using the income approach or market approach. The income approach considered a number of factors, which included, but were not limited to, expected future cash flows, growth rates, discount rates, and comparable multiples from publicly traded companies in the industry and required the Company to make certain assumptions and estimates regarding industry economic factors and future profitability of the Company’s business. Based on the assessment, the Company provided $10.6 million of impairment charge on goodwill related to Weibo VAS business as of December 31, 2018.

For other reporting units, the Company performed a qualitative analysis by taking into consideration the macroeconomics, overall financial performance, industry and market conditions and the share price of the Company, on the goodwill arising from newly acquired businesses, in addition to other entity specific factors. Based on the assessment, the Company determined that it was not necessary to perform a quantitative goodwill impairment test and concluded that no impairment indicators on its goodwill were noted as of December 31, 2017. In 2018, considering the strict government policy in Fintech industry in China and the increasing market competition, the Company performed a quantitative analysis on the reporting unit as of December 31, 2018, with the assistance of an independent third party valuer to determine the fair value of reporting unit and concluded that there was no impairment.

Intangible assets

The following table summarizes the Company’s intangible assets arising from acquisitions and land use rights:

	As of December 31, 2017				As of December 31, 2018
		Accumulated	Accumulated			Accumulated	Accumulated
	Cost	Amortization	Impairment	Net	Cost	Amortization	Impairment	Net
	(In thousands)				(In thousands)
Land use rights	$—	$—	$—	$—	$202,340	$(2,341)	$—	$199,999
Technology	38,547	(18,582)	(1,243)	18,722	44,342	(22,747)	(11,598)	9,997
Supplier-relationship	—	—	—	—	9,738	(495)	—	9,243
Trademark and Domain name	—	—	—	—	5,623	(147)	—	5,476
Software	1,861	(1,861)	—	—	1,859	(1,859)	—	—
Others	12,090	(5,776)	(2,225)	4,089	11,275	(5,998)	(4,657)	620
Total	$52,498	$(26,219)	$(3,468)	$22,811	$275,177	$(33,587)	$(16,255)	$225,335

Land use rights represent the land rights acquired for the purpose of constructing offices. In 2018, the Company obtained the land use rights from local authorities with cash consideration, which was amortized on a straight-line basis over the term of the land use right period, approximately 50 years. Amortization expense related to land use rights for the year ended December 31, 2018 was $2.4 million.

Other intangible assets mainly include technology arising from acquisition, which are amortized over the estimated useful lives ranging from one to ten years.

Amortization expense related to intangible assets for the years ended December 31, 2016, 2017 and 2018 was $1.9 million, $4.6 million and $9.1 million, respectively. In 2016, the Company recognized $3.5 million impairment loss of acquired intangible assets, which is related to the All Sure business acquired in 2013, as a result of the management’s assessment that the impairment existed based on its conclusion that All Sure was unable to provide expected synergies with the portal business. The impaired intangible assets consisted primarily of core technology, trademark and domain names. No impairment on acquired intangible assets was made for the year ended December 31, 2017. In 2018, the Company recognized $12.7 million impairment loss of acquired intangible assets, which is related to Weihui business acquired in April 2017, as a result of the management's assessment that the impairment existed based on the under expectation performance of Weihui and its conclusion that Weihui was unable to provide expected synergies with the Company’s Fintech business. The impaired intangible assets consisted primarily of core technology and customer list.

As of December 31, 2018, estimated amortization expenses for future periods are expected to be as follows:

Year Ended December 31,	(In thousands)
2019	$8,491
2020	8,487
2021	8,447
2022	7,931
2023 and thereafter	191,443
Total expected amortization expense*	$224,799

* The table above excludes $0.5 million of indefinite lived intangible assets which was included in the category of Others.